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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                       15(d) OF THE SECURITIES ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      January 26, 2001 (October 25, 2000)



                           ECHOSTAR DBS CORPORATION
             -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Colorado                         333-31929                  84-1328967
--------------------------------------------------------------------------------
(STATE OR OTHER                      (COMMISSION             (I.R.S. EMPLOYER
JURISDICTION OF                      FILE NUMBER)           IDENTIFICATION NO.)
INCORPORATION)



                5701 S. SANTA FE DRIVE, LITTLETON, COLORADO 80120
--------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)


       Registrant's telephone number, including area code: (303) 723-1000




      ----------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)



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ITEM 5.  OTHER EVENTS

         On October 25, 2000, as contemplated by the terms of the indenture governing EchoStar Broadband Corporation's 10 3/8% Senior Notes due 2007 (the "10 3/8% Seven Year Notes"), EchoStar DBS Corporation, a wholly-owned subsidiary of EchoStar Broadband Corporation ("EDBS"), amended the terms of its indentures governing the 9 3/8% Senior Notes due 2009 and the 9 1/4% Senior Notes due 2006 (the "Indentures") to provide that the recording of some or all of the indebtedness represented by the 10 3/8% Seven Year Notes on its balance sheet as a result of the application of generally accepted accounting principals and related rules prior the completion of EDBS' offer to exchange all of the outstanding 10 3/8% Seven Year Notes for a new class of notes issued by EDBS would not be deemed to constitute an incurrence of indebtedness for certain purposes under the Indentures. These amendments were approved by more than a majority in principal amount of each issue of the 9 3/8% Senior Notes due 2009 and the 9 1/4% Senior Notes due 2006. The cost of obtaining these consents was immaterial to EDBS.

ITEM 7.  EXHIBITS INDEX

Exhibit  Description

1.1 First Supplemental Indenture dated as of October 25, 2000 related to the 9 3/8% Senior Notes due 2009 by and among EDBS, the guarantors named therein and U.S. Bank Trust National Association, as trustee.

1.2 First Supplemental Indenture dated as of October 25, 2000 related to the 9 1/4% Senior Notes due 2006 by and among EDBS, the guarantors named therein and U.S. Bank Trust National Association, as trustee.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ECHOSTAR DBS CORPORATION

Date: January 26, 2001

                                       By   /s/ David K. Moskowitz
                                         ---------------------------------------
                                         David K. Moskowitz
                                         Senior Vice President, General Counsel,
                                         Secretary and Director


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
1.1      First Supplemental Indenture dated as of October 25, 2000 related to the 9 3/8% Senior Notes due 2009 by and among EDBS, the guarantors named therein and U.S. Bank Trust National Association, as Trustee.

1.2 First Supplemental Indenture dated as of October 25, 2000 related to the 9 1/4% Senior Notes due 2006 and among EDBS, the guarantors named therein and U.S. Bank Trust National Association, as Trustee.